UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2009

NEVADA GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1265 Mesa Drive
Fernley, NV 89408
(Address of principal executive offices, including zip code)

(775) 835-6177
(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Phone: (212) 400-6900
Facsimile: (212) 400-6901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 24, 2009, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs (the “Former Accountant”) as the Registrant’s independent registered public accountants, and the Board of Directors approved the engagement of GBH CPAs, PC (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for fiscal year 2009. The New Accountant was engaged on August 24, 2009.

The Former Accountant was engaged by the Registrant on August 12, 2009, and has issued no reports on the financial statements of the Registrant for any period.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter has not been received from the Former Accountant, as of the date of this filing, and upon receipt of the letter we will file an Amended 8-K, with the letter attached as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Dated: August 25, 2009	By:	/s/ David Mathewson
	Name:	David Mathewson
	Title:	Chief Executive Officer and President